UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): January 3, 2005

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-1136 (Commission File Number)	22-079-0350 (IRS Employer Identification Number)

345 Park Avenue
New York, NY, 10154
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 3, 2005, the Registrant’s Board of Directors elected James M. Cornelius, non-executive chairman of Guidant Corporation, to its Board of Directors. His election is effective today. Mr. Cornelius will stand for election by stockholders at the Annual Meeting of Stockholders in May 2005. Mr. Cornelius was not elected pursuant to any arrangement or understanding between him and any other persons. A copy of the press release announcing the election is attached to this report as Exhibit 99.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 3, 2005, the Board of Directors of the Registrant amended Section 15(a) of its Bylaws to state that the Board of Directors shall consist of eleven directors. The previous section stated that the Board of Directors shall consist of ten directors.

Item 9.01	Financial Statement and Exhibits

(c)	Exhibits

99.1 Press release, dated January 3, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bristol-Myers Squibb Company
Date: January 3, 2005	By:	/s/ Sandra Leung
		Name:	Sandra Leung
		Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated January 3, 2005